NOTE 12 - PROVISION FOR INCOME TAXES - Deferred Tax Assets and Reconciliation of Income Taxes (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Net Operating loss carryforward	$ 12,332,310	$ 8,601,999
Effective Income Tax Rate Reconciliation, Percent	2100.00%	2100.00%
Deferred tax asset	$ 2,589,785	$ 1,806,420
Foreign taxes	(7,242)	(5,112)
Less: valuation allowance	2,136,141	1,341,272
Net deferred tax asset	$ 446,402	$ 460,036